EXHIBIT 4
                                                                     ---------

                            PRECISION AUTO CARE, INC.
                                OPTION AGREEMENT


         This Agreement dated the 25th day of February, 1998, between Precision Auto Care, Inc., a Virginia corporation (the "Company") and Robert J. Kelley, a resident of the State of (the "Optionee").

         WHEREAS, Optionee is a non-employee director serving on the Board of Directors of the Company;

         WHEREAS, attracting and retaining qualified individuals to serve as non-employee directors is vital to the continued success of the Company, and to that end and to bind the interests of Optionee to the interests of the Company, this Agreement offers Optionee an attractive opportunity to acquire a proprietary interest in the Company;

         WHEREAS, on February 19, 1997, the Board of Directors of WE JAC Corporation ("WE JAC") granted Optionee the right to purchase 10,000 shares of WE JAC;

         WHEREAS, pursuant to Section 22.1 of Article XXII of the Plan of Reorganization and Agreement for Share Exchange Offers by and among the Company, WE JAC, Lube Ventures, Inc., Rocky Mountain Ventures, Inc., Prema Properties, Ltd., Miracle Industries, Inc., Miracle Partners, Inc. Rocky Mountain Ventures II, Inc., Ralston Car Wash, Ltd., and The Karl Byrer Group, Inc., dated as of August 27, 1997 (the "Share Exchange Agreement") , the Company succeeded to and assumed all obligations and liabilities of WE JAC to issue capital stock pursuant to outstanding options and warrants to purchase WE JAC common stock;

         WHEREAS, the Company will fulfill its assumed obligation under the grant of WE JAC stock options to Optionee by issuing shares of common stock of Precision Auto Care, Inc. on a one-for-one basis; and

         WHEREAS, this Agreement memorializes the Company's assumption of WE JAC's obligation to issue capital stock pursuant to outstanding options held by Optionee to purchase common stock.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants, agreements, representations and warranties of the parties contained herein, the parties hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, subject to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of shares of common stock ($.01 par value) of the Company (the "Stock") at the purchase price of $10.00 per share, such option to be exercised as hereinafter provided.

         2. Terms and Conditions. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The option shall expire ten years after the date hereof.

                  (b) Exercise of Option. Subject to the other terms of this Agreement regarding the exercisability of this option, this option may be exercised in accordance with the following:

                                                 This Option Shall Be
                                             Exercisable With Respect to
                                               the Following Cumulative
      On or After this Date                        Number of Shares

             2/19/97                                    5,000

             11/6/97                                    5,000


Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which the option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule 1 hereto.

                  (c) Payment of Purchase Price Upon Exercise. Payment or provision for payment shall be made as follows:

                                  (i)       Optionee shall deliver to the
                                            Company at the address set forth in
                                            paragraph 7 United States currency
                                            in an amount equal to the aggregate
                                            purchase price of the shares of
                                            Stock as to which such exercise
                                            relates; or

                                 (ii) Optionee shall tender to the Company shares of common stock already owned by Optionee that, together with any cash tendered therewith, have an aggregate fair market value as of the date the notice set forth in paragraph 7 is received by the Company) equal to the aggregate purchase price of the shares of Stock as to which such exercise relates; or

                                (iii)       Optionee shall deliver to the
                                            Company an exercise notice together
                                            with irrevocable instructions to a
                                            broker to deliver promptly to the
                                            Company the amount of sale or loan
                                            proceeds necessary to pay the
                                            aggregate purchase
                                            price of the shares of Stock as to
                                            which such exercise relates and to
                                            sell the shares of Stock to be
                                            issued upon exercise of the option
                                            and deliver the cash proceeds, less
                                            commissions and brokerage fees to
                                            Optionee or to deliver the remaining
                                            shares of Stock to the option
                                            holder.

                  Notwithstanding the foregoing provisions, the Company may, in processing any purported exercise of all or any portion of the option, refuse to recognize the method of exercise selected by the option holder (other than the method of exercise set forth in subparagraph 2 (c) (i) if the Company determines, in its sole discretion, that such method of exercise would have an adverse tax, accounting or other effect on the Company or if, in the opinion of counsel to the Company, such method would not be in full compliance with all applicable laws and regulations, including, but not limited to, subjecting the holder to liability under Section 16 of the Securities Exchange Act of 1934, as amended, if applicable.

                  (d) Abandonment. Optionee at any time may elect in writing to abandon an option in respect of all or part of the number of shares of Stock as to which the option shall not have been exercised.

                  (e) Exercise upon Death or Termination of Employment.

                           (i)      In the event of the death of the Optionee
while a non-employee director of the Company or within three months after Optionee ceases to be a non-employee director because of permanent disability or retirement, this option may be exercised, to the extent that Optionee was entitled to do so at the date he ceases to be a non-employee director, by the person or persons to whom the Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, within two years after the date of Optionee's death, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (ii) If Optionee shall cease to be a non-employee
director of the Company because of permanent disability or retirement, Optionee may exercise the option to the extent that he is entitled to do so at the date he ceases to be a non-employee director, at any time, or from time to time, within three months of the date he ceases to be a non-employee director, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (iii) If Optionee ceases to be a non-employee
director for any reason other than death, permanent disability or retirement as aforesaid, all right to exercise this option shall terminate at the date Optionee ceases to be a non-employee director.

                  (f) Nontransferability. This option shall not be transferable other than by will or by the laws of descent and distribution. During the life-time of Optionee, this option shall be exercisable only by him.

                  (g) Adjustments. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase common stock at a price substantially below fair market value, or of any similar change affecting the common stock, then in any such event the number and kind of shares subject to this option and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Company's Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

                  (h) No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

                  (i) No Right to Continue as a Director. This option shall not confer upon Optionee any right with respect to continuance as a director on the Company's Board of Directors, nor shall it interfere in any way with the right of the Board of Directors to remove him at any time or of the Company's stockholders to deny him reelection.

                  (j) Compliance with Law and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which-the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

         3. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto in respect of the matters set forth herein, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

         4. Amendment and Waiver. This Agreement may be amended, modified, supplemented or changed in whole or in part only by a written agreement making express reference to this Agreement that is executed by all parties hereto. Any of the terms and conditions of this Agreement may be waived in whole or in part, but only by a written agreement making express reference to this Agreement and executed by the party against whom the waiver is asserted. The failure of any party hereto to insist upon strict performance of or compliance with the provisions of this Agreement shall not constitute a waiver of any right of any such party hereunder or prohibit or limit the right of such party to insist upon strict performance or compliance at any other time.

         5. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and upon each of their respective heirs, executors, administrators, successors and permitted assigns.

         6. Nonassignment. This Agreement may not be assigned, nor any obligations delegated, in whole or in part, without the express prior written consent of the parties hereto, with such consent in all cases to be conditioned upon assignee's agreement to be bound by the terms and conditions of this Agreement.

         7. Notices. Any notice, request, instruction or other document or communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to be given upon (i) delivery in person, (ii) five
(5) days after being deposited in the mail, first class postage prepaid, for mailing by certified or registered mail, (iii) one day after being deposited with an overnight courier, charges prepaid for next day delivery, or (iv) when transmitted by facsimile, upon receipt of a facsimile confirmation by the intended recipient, with a copy simultaneously sent as provided in clauses (ii) or (iii), in every case addressed as follows (or at such other address or addresses as may be specified from time to time pursuant to a notice sent in accordance with this section):

         If to Optionee, delivered or marked to:

                           Robert J. Kelley
                           1805 Duffield Lane
                           Alexandria, Virginia  22307

         If to the Company, delivered or marked to:

                           Precision Auto Care, Inc.
                           748 Miller Drive, S.E.
                           Leesburg, Virginia 20175
                           Attn: Chief Financial Officer

                           with a copy delivered to:

                           John B. Frisch, Esquire
                           Miles & Stockbridge P.C.
                           10 Light Street
                           Baltimore, Maryland 21202
                           FAX Number:  (410) 385-3700

         8. Section Headings. The Section headings contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement or any of their terms and conditions.

         9. Further Assurances. The parties agree to execute, make, acknowledge and deliver such instruments, agreements and other documents as may reasonably be required to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         10. Construction. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and the singular shall include the plural. With respect to each and every term and condition in this Agreement and all agreements and instruments subject to the terms hereof, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto

         11. Counterparts. This Agreement may be signed in any number of duplicate originals with the same effect as if the signature to each original were on the same instrument.

         12. Severability. If any of the terms or provisions of this Agreement are deemed invalid or unenforceable, the remaining terms and conditions shall continue in full force and effect as if the invalid or unenforceable terms or condition were not a part thereof.

         13. Governing Law. This Agreement shall be governed as to all matters including validity, construction and performance by and under the laws of the State of Virginia without reference to its conflicts of law rules or principles. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Virginia, and, by execution and delivery of this Agreement, each of the parties hereto accepts the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby connection with this Agreement.

         IN WITNESS WHEREOF, Optionee and the Company have executed under seal this Stock Option Agreement as of the date first above written.

                                            OPTIONEE


                                            /s/ Robert J. Kelley
                                            --------------------
                                            Robert J. Kelley



                                            PRECISION AUTO CARE, INC.


                                            By: /s/ John F. Ripley
                                                ------------------
                                                John F. Ripley
                                                President

                                 EXERCISE NOTICE
                                 ---------------

         The undersigned, being a party to that certain Stock Option Agreement dated as of ________________ __, 1998 by and among Precision Auto Care, Inc. (tile "Company") and the undersigned, hereby exercises the Option referred to therein and elects to purchase shares of Stock from the Company, pursuant to the terms of the Stock Option Agreement. Please schedule a closing for the purchase and sale of the shares of such Stock in accordance with the terms of the Stock Option Agreement.


                                            ----------------------------------
                                            Robert J. Kelley

                                            Date:_____________________________

                 SCHEDULE 1 -- NOTATIONS AS TO PARTIAL EXERCISE


================================================================================================================================
                                 Number of                Balance of
        Date of                  Purchased                 Shares on                Authorized                 Notation
       Exercise                   Shares                    Option                   Signature                   Date
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

                                                                     EXHIBIT 4
                                                                     ---------

                            PRECISION AUTO CARE, INC.
                                OPTION AGREEMENT


         This Agreement dated the 25th day of February, 1998, between Precision Auto Care, Inc., a Virginia corporation (the "Company") and Arthur Kellar, a resident of the State of (the "Optionee").

         WHEREAS, Optionee is a non-employee director serving on the Board of Directors of the Company;

         WHEREAS, attracting and retaining qualified individuals to serve as non-employee directors is vital to the continued success of the Company, and to that end and to bind the interests of Optionee to the interests of the Company, this Agreement offers Optionee an attractive opportunity to acquire a proprietary interest in the Company;

         WHEREAS, on February 19, 1997, the Board of Directors of WE JAC Corporation ("WE JAC") granted Optionee the right to purchase 10,000 shares of WE JAC;

         WHEREAS, pursuant to Section 22.1 of Article XXII of the Plan of Reorganization and Agreement for Share Exchange Offers by and among the Company, WE JAC, Lube Ventures, Inc., Rocky Mountain Ventures, Inc., Prema Properties, Ltd., Miracle Industries, Inc., Miracle Partners, Inc. Rocky Mountain Ventures II, Inc., Ralston Car Wash, Ltd., and The Karl Byrer Group, Inc., dated as of August 27, 1997 (the "Share Exchange Agreement") , the Company succeeded to and assumed all obligations and liabilities of WE JAC to issue capital stock pursuant to outstanding options and warrants to purchase WE JAC common stock;

         WHEREAS, the Company will fulfill its assumed obligation under the grant of WE JAC stock options to Optionee by issuing shares of common stock of Precision Auto Care, Inc. on a one-for-one basis; and

         WHEREAS, this Agreement memorializes the Company's assumption of WE JAC's obligation to issue capital stock pursuant to outstanding options held by Optionee to purchase common stock.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants, agreements, representations and warranties of the parties contained herein, the parties hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, subject to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of shares of common stock ($.01 par value) of the Company (the "Stock") at the purchase price of $10.00 per share, such option to be exercised as hereinafter provided.

         2. Terms and Conditions. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The option shall expire ten years after the date hereof.

                  (b) Exercise of Option. Subject to the other terms of this Agreement regarding the exercisability of this option, this option may be exercised in accordance with the following:

                                             This Option Shall Be
                                         Exercisable With Respect to
                                           the Following Cumulative
      On or After this Date                    Number of Shares

             2/19/97                                5,000

             11/6/97                                5,000


Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which the option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule 1 hereto.

                  (c) Payment of Purchase Price Upon Exercise. Payment or provision for payment shall be made as follows:

                                  (i)       Optionee shall deliver to the
                                            Company at the address set forth in
                                            paragraph 7 United States currency
                                            in an amount equal to the aggregate
                                            purchase price of the shares of
                                            Stock as to which such exercise
                                            relates; or

                                 (ii) Optionee shall tender to the Company shares of common stock already owned by Optionee that, together with any cash tendered therewith, have an aggregate fair market value as of the date the notice set forth in paragraph 7 is received by the Company) equal to the aggregate purchase price of the shares of Stock as to which such exercise relates; or

                                (iii)       Optionee shall deliver to the
                                            Company an exercise notice together
                                            with irrevocable instructions to a
                                            broker to deliver promptly to the
                                            Company the amount of sale or loan
                                            proceeds necessary to pay the
                                            aggregate purchase
                                            price of the shares of Stock as to
                                            which such exercise relates and to
                                            sell the shares of Stock to be
                                            issued upon exercise of the option
                                            and deliver the cash proceeds, less
                                            commissions and brokerage fees to
                                            Optionee or to deliver the remaining
                                            shares of Stock to the option
                                            holder.

                  Notwithstanding the foregoing provisions, the Company may, in processing any purported exercise of all or any portion of the option, refuse to recognize the method of exercise selected by the option holder (other than the method of exercise set forth in subparagraph 2 (c) (i) if the Company determines, in its sole discretion, that such method of exercise would have an adverse tax, accounting or other effect on the Company or if, in the opinion of counsel to the Company, such method would not be in full compliance with all applicable laws and regulations, including, but not limited to, subjecting the holder to liability under Section 16 of the Securities Exchange Act of 1934, as amended, if applicable.

                  (d) Abandonment. Optionee at any time may elect in writing to abandon an option in respect of all or part of the number of shares of Stock as to which the option shall not have been exercised.

                  (e) Exercise upon Death or Termination of Employment.

                           (i)      In the event of the death of the Optionee
while a non-employee director of the Company or within three months after Optionee ceases to be a non-employee director because of permanent disability or retirement, this option may be exercised, to the extent that Optionee was entitled to do so at the date he ceases to be a non-employee director, by the person or persons to whom the Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, within two years after the date of Optionee's death, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (ii) If Optionee shall cease to be a non-employee
director of the Company because of permanent disability or retirement, Optionee may exercise the option to the extent that he is entitled to do so at the date he ceases to be a non-employee director, at any time, or from time to time, within three months of the date he ceases to be a non-employee director, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (iii) If Optionee ceases to be a non-employee
director for any reason other than death, permanent disability or retirement as aforesaid, all right to exercise this option shall terminate at the date Optionee ceases to be a non-employee director.

                  (f) Nontransferability. This option shall not be transferable other than by will or by the laws of descent and distribution. During the life-time of Optionee, this option shall be exercisable only by him.

                  (g) Adjustments. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase common stock at a price substantially below fair market value, or of any similar change affecting the common stock, then in any such event the number and kind of shares subject to this option and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Company's Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

                  (h) No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

                  (i) No Right to Continue as a Director. This option shall not confer upon Optionee any right with respect to continuance as a director on the Company's Board of Directors, nor shall it interfere in any way with the right of the Board of Directors to remove him at any time or of the Company's stockholders to deny him reelection.

                  (j) Compliance with Law and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which-the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

         3. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto in respect of the matters set forth herein, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

         4. Amendment and Waiver. This Agreement may be amended, modified, supplemented or changed in whole or in part only by a written agreement making express reference to this Agreement that is executed by all parties hereto. Any of the terms and conditions of this Agreement may be waived in whole or in part, but only by a written agreement making express reference to this Agreement and executed by the party against whom the waiver is asserted. The failure of any party hereto to insist upon strict performance of or compliance with the provisions of this Agreement shall not constitute a waiver of any right of any such party hereunder or prohibit or limit the right of such party to insist upon strict performance or compliance at any other time.

         5. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and upon each of their respective heirs, executors, administrators, successors and permitted assigns.

         6. Nonassignment. This Agreement may not be assigned, nor any obligations delegated, in whole or in part, without the express prior written consent of the parties hereto, with such consent in all cases to be conditioned upon assignee's agreement to be bound by the terms and conditions of this Agreement.

         7. Notices. Any notice, request, instruction or other document or communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to be given upon (i) delivery in person, (ii) five
(5) days after being deposited in the mail, first class postage prepaid, for mailing by certified or registered mail, (iii) one day after being deposited with an overnight courier, charges prepaid for next day delivery, or (iv) when transmitted by facsimile, upon receipt of a facsimile confirmation by the intended recipient, with a copy simultaneously sent as provided in clauses (ii) or (iii), in every case addressed as follows (or at such other address or addresses as may be specified from time to time pursuant to a notice sent in accordance with this section):

         If to Optionee, delivered or marked to:

                           Arthur Kellar
                           E. Z. Communications, Inc.
                           10800 Main Street
                           Fairfax, Virginia  22030

         If to the Company, delivered or marked to:

                           Precision Auto Care, Inc.
                           748 Miller Drive, S.E.
                           Leesburg, Virginia 20175
                           Attn: Chief Financial Officer

                           with a copy delivered to:

                           John B. Frisch, Esquire
                           Miles & Stockbridge P.C.
                           10 Light Street
                           Baltimore, Maryland 21202
                           FAX Number:  (410) 385-3700

         8. Section Headings. The Section headings contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement or any of their terms and conditions.

         9. Further Assurances. The parties agree to execute, make, acknowledge and deliver such instruments, agreements and other documents as may reasonably be required to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         10. Construction. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and the singular shall include the plural. With respect to each and every term and condition in this Agreement and all agreements and instruments subject to the terms hereof, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto

         11. Counterparts. This Agreement may be signed in any number of duplicate originals with the same effect as if the signature to each original were on the same instrument.

         12. Severability. If any of the terms or provisions of this Agreement are deemed invalid or unenforceable, the remaining terms and conditions shall continue in full force and effect as if the invalid or unenforceable terms or condition were not a part thereof.

         13. Governing Law. This Agreement shall be governed as to all matters including validity, construction and performance by and under the laws of the State of Virginia without reference to its conflicts of law rules or principles. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Virginia, and, by execution and delivery of this Agreement, each of the parties hereto accepts the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby connection with this Agreement.

         IN WITNESS WHEREOF, Optionee and the Company have executed under seal this Stock Option Agreement as of the date first above written.

                                            OPTIONEE


                                            /s/ Arthur Kellar
                                            -----------------
                                            Arthur Kellar



                                            PRECISION AUTO CARE, INC.


                                            By: /s/ John F. Ripley
                                                ------------------
                                                John F. Ripley
                                                President

                                 EXERCISE NOTICE
                                 ---------------

         The undersigned, being a party to that certain Stock Option Agreement dated as of ________________ __, 1998 by and among Precision Auto Care, Inc. (tile "Company") and the undersigned, hereby exercises the Option referred to therein and elects to purchase shares of Stock from the Company, pursuant to the terms of the Stock Option Agreement. Please schedule a closing for the purchase and sale of the shares of such Stock in accordance with the terms of the Stock Option Agreement.


                                            ----------------------------------
                                            Arthur Kellar

                                            Date:_____________________________

                 SCHEDULE 1 -- NOTATIONS AS TO PARTIAL EXERCISE


================================================================================================================================
                                 Number of                Balance of
        Date of                  Purchased                 Shares on                Authorized                 Notation
       Exercise                   Shares                    Option                   Signature                   Date
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

                                                                    EXHIBIT 4
                                                                    ---------

                            PRECISION AUTO CARE, INC.
                                OPTION AGREEMENT


         This Agreement dated the 25th day of February, 1998, between Precision Auto Care, Inc., a Virginia corporation (the "Company") and Bernard Clineburg, a resident of the State of (the "Optionee").

         WHEREAS, Optionee is a non-employee director serving on the Board of Directors of the Company;

         WHEREAS, attracting and retaining qualified individuals to serve as non-employee directors is vital to the continued success of the Company, and to that end and to bind the interests of Optionee to the interests of the Company, this Agreement offers Optionee an attractive opportunity to acquire a proprietary interest in the Company;

         WHEREAS, on February 19, 1997, the Board of Directors of WE JAC Corporation ("WE JAC") granted Optionee the right to purchase 10,000 shares of WE JAC;

         WHEREAS, pursuant to Section 22.1 of Article XXII of the Plan of Reorganization and Agreement for Share Exchange Offers by and among the Company, WE JAC, Lube Ventures, Inc., Rocky Mountain Ventures, Inc., Prema Properties, Ltd., Miracle Industries, Inc., Miracle Partners, Inc. Rocky Mountain Ventures II, Inc., Ralston Car Wash, Ltd., and The Karl Byrer Group, Inc., dated as of August 27, 1997 (the "Share Exchange Agreement") , the Company succeeded to and assumed all obligations and liabilities of WE JAC to issue capital stock pursuant to outstanding options and warrants to purchase WE JAC common stock;

         WHEREAS, the Company will fulfill its assumed obligation under the grant of WE JAC stock options to Optionee by issuing shares of common stock of Precision Auto Care, Inc. on a one-for-one basis; and

         WHEREAS, this Agreement memorializes the Company's assumption of WE JAC's obligation to issue capital stock pursuant to outstanding options held by Optionee to purchase common stock.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants, agreements, representations and warranties of the parties contained herein, the parties hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, subject to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of shares of common stock ($.01 par value) of the Company (the "Stock") at the purchase price of $10.00 per share, such option to be exercised as hereinafter provided.

         2. Terms and Conditions. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The option shall expire ten years after the date hereof.

                  (b) Exercise of Option. Subject to the other terms of this Agreement regarding the exercisability of this option, this option may be exercised in accordance with the following:

                                           This Option Shall Be
                                       Exercisable With Respect to
                                         the Following Cumulative
     On or After this Date                   Number of Shares

            2/19/97                               5,000

            11/6/97                               5,000


Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which the option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule 1 hereto.

                  (c) Payment of Purchase Price Upon Exercise. Payment or provision for payment shall be made as follows:

                                  (i)       Optionee shall deliver to the
                                            Company at the address set forth in
                                            paragraph 7 United States currency
                                            in an amount equal to the aggregate
                                            purchase price of the shares of
                                            Stock as to which such exercise
                                            relates; or

                                 (ii) Optionee shall tender to the Company shares of common stock already owned by Optionee that, together with any cash tendered therewith, have an aggregate fair market value as of the date the notice set forth in paragraph 7 is received by the Company) equal to the aggregate purchase price of the shares of Stock as to which such exercise relates; or

                                (iii)       Optionee shall deliver to the
                                            Company an exercise notice together
                                            with
                                            irrevocable instructions to a broker
                                            to deliver promptly to the Company
                                            the amount of sale or loan proceeds
                                            necessary to pay the aggregate
                                            purchase price of the shares of
                                            Stock as to which such exercise
                                            relates and to sell the shares of
                                            Stock to be issued upon exercise of
                                            the option and deliver the cash
                                            proceeds, less commissions and
                                            brokerage fees to Optionee or to
                                            deliver the remaining shares of
                                            Stock to the option holder.

                  Notwithstanding the foregoing provisions, the Company may, in processing any purported exercise of all or any portion of the option, refuse to recognize the method of exercise selected by the option holder (other than the method of exercise set forth in subparagraph 2 (c) (i) if the Company determines, in its sole discretion, that such method of exercise would have an adverse tax, accounting or other effect on the Company or if, in the opinion of counsel to the Company, such method would not be in full compliance with all applicable laws and regulations, including, but not limited to, subjecting the holder to liability under Section 16 of the Securities Exchange Act of 1934, as amended, if applicable.

                  (d) Abandonment. Optionee at any time may elect in writing to abandon an option in respect of all or part of the number of shares of Stock as to which the option shall not have been exercised.

                  (e) Exercise upon Death or Termination of Employment.

                           (i)      In the event of the death of the Optionee
while a non-employee director of the Company or within three months after Optionee ceases to be a non-employee director because of permanent disability or retirement, this option may be exercised, to the extent that Optionee was entitled to do so at the date he ceases to be a non-employee director, by the person or persons to whom the Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, within two years after the date of Optionee's death, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (ii) If Optionee shall cease to be a non-employee
director of the Company because of permanent disability or retirement, Optionee may exercise the option to the extent that he is entitled to do so at the date he ceases to be a non-employee director, at any time, or from time to time, within three months of the date he ceases to be a non-employee director, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (iii) If Optionee ceases to be a non-employee
director for any reason other than death, permanent disability or retirement as aforesaid, all right to exercise this option shall terminate at the date Optionee ceases to be a non-employee director.

                  (f) Nontransferability. This option shall not be transferable other than by will or by the laws of descent and distribution. During the life-time of Optionee, this option shall be exercisable only by him.

                  (g) Adjustments. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase common stock at a price substantially below fair market value, or of any similar change affecting the common stock, then in any such event the number and kind of shares subject to this option and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Company's Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

                  (h) No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

                  (i) No Right to Continue as a Director. This option shall not confer upon Optionee any right with respect to continuance as a director on the Company's Board of Directors, nor shall it interfere in any way with the right of the Board of Directors to remove him at any time or of the Company's stockholders to deny him reelection.

                  (j) Compliance with Law and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which-the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

         3. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto in respect of the matters set forth herein, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

         4. Amendment and Waiver. This Agreement may be amended, modified, supplemented or changed in whole or in part only by a written agreement making express reference to this Agreement that is executed by all parties hereto. Any of the terms and conditions of this Agreement may be waived in whole or in part, but only by a written agreement making express reference to this Agreement and executed by the party against whom the waiver is asserted. The failure of any party hereto to insist upon strict performance of or compliance with the provisions of this Agreement shall not constitute a waiver of any right of any such party hereunder or prohibit or limit the right of such party to insist upon strict performance or compliance at any other time.

         5. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and upon each of their respective heirs, executors, administrators, successors and permitted assigns.

         6. Nonassignment. This Agreement may not be assigned, nor any obligations delegated, in whole or in part, without the express prior written consent of the parties hereto, with such consent in all cases to be conditioned upon assignee's agreement to be bound by the terms and conditions of this Agreement.

         7. Notices. Any notice, request, instruction or other document or communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to be given upon (i) delivery in person, (ii) five
(5) days after being deposited in the mail, first class postage prepaid, for mailing by certified or registered mail, (iii) one day after being deposited with an overnight courier, charges prepaid for next day delivery, or (iv) when transmitted by facsimile, upon receipt of a facsimile confirmation by the intended recipient, with a copy simultaneously sent as provided in clauses (ii) or (iii), in every case addressed as follows (or at such other address or addresses as may be specified from time to time pursuant to a notice sent in accordance with this section):

         If to Optionee, delivered or marked to:

                           Bernard Clineburg
                           George Mason Bank
                           1185 Main Street
                           Fairfax, Virginia  22030

         If to the Company, delivered or marked to:

                           Precision Auto Care, Inc.
                           748 Miller Drive, S.E.
                           Leesburg, Virginia 20175
                           Attn: Chief Financial Officer

                           with a copy delivered to:

                           John B. Frisch, Esquire
                           Miles & Stockbridge P.C.
                           10 Light Street
                           Baltimore, Maryland 21202
                           FAX Number:  (410) 385-3700

         8. Section Headings. The Section headings contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement or any of their terms and conditions.

         9. Further Assurances. The parties agree to execute, make, acknowledge and deliver such instruments, agreements and other documents as may reasonably be required to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         10. Construction. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and the singular shall include the plural. With respect to each and every term and condition in this Agreement and all agreements and instruments subject to the terms hereof, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto

         11. Counterparts. This Agreement may be signed in any number of duplicate originals with the same effect as if the signature to each original were on the same instrument.

         12. Severability. If any of the terms or provisions of this Agreement are deemed invalid or unenforceable, the remaining terms and conditions shall continue in full force and effect as if the invalid or unenforceable terms or condition were not a part thereof.

         13. Governing Law. This Agreement shall be governed as to all matters including validity, construction and performance by and under the laws of the State of Virginia without reference to its conflicts of law rules or principles. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Virginia, and, by execution and delivery of this Agreement, each of the parties hereto accepts the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby connection with this Agreement.

         IN WITNESS WHEREOF, Optionee and the Company have executed under seal this Stock Option Agreement as of the date first above written.

                                            OPTIONEE


                                            /s/ Bernard Clineburg
                                            ---------------------
                                            Bernard Clineburg



                                            PRECISION AUTO CARE, INC.


                                            By: /s/ John F. Ripley
                                                ------------------
                                                John F. Ripley
                                                President

                                 EXERCISE NOTICE
                                 ---------------

         The undersigned, being a party to that certain Stock Option Agreement dated as of ________________ __, 1998 by and among Precision Auto Care, Inc. (tile "Company") and the undersigned, hereby exercises the Option referred to therein and elects to purchase shares of Stock from the Company, pursuant to the terms of the Stock Option Agreement. Please schedule a closing for the purchase and sale of the shares of such Stock in accordance with the terms of the Stock Option Agreement.


                                            ----------------------------------
                                            Bernard Clineburg

                                            Date:_____________________________

                 SCHEDULE 1 -- NOTATIONS AS TO PARTIAL EXERCISE


================================================================================================================================
                                 Number of                Balance of
        Date of                  Purchased                 Shares on                Authorized                 Notation
       Exercise                   Shares                    Option                   Signature                   Date
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

                                                                     EXHIBIT 4
                                                                     ---------
                            PRECISION AUTO CARE, INC.
                                OPTION AGREEMENT


         This Agreement dated the 25th day of February, 1998, between Precision Auto Care, Inc., a Virginia corporation (the "Company") and Edward Bannourah, a resident of the State of (the "Optionee").

         WHEREAS, Optionee is a non-employee director serving on the Board of Directors of the Company;

         WHEREAS, attracting and retaining qualified individuals to serve as non-employee directors is vital to the continued success of the Company, and to that end and to bind the interests of Optionee to the interests of the Company, this Agreement offers Optionee an attractive opportunity to acquire a proprietary interest in the Company;

         WHEREAS, on April 16, 1997, the Board of Directors of WE JAC Corporation ("WE JAC") granted Optionee the right to purchase 7,000 shares of WE JAC;

         WHEREAS, pursuant to Section 22.1 of Article XXII of the Plan of Reorganization and Agreement for Share Exchange Offers by and among the Company, WE JAC, Lube Ventures, Inc., Rocky Mountain Ventures, Inc., Prema Properties, Ltd., Miracle Industries, Inc., Miracle Partners, Inc. Rocky Mountain Ventures II, Inc., Ralston Car Wash, Ltd., and The Karl Byrer Group, Inc., dated as of August 27, 1997 (the "Share Exchange Agreement") , the Company succeeded to and assumed all obligations and liabilities of WE JAC to issue capital stock pursuant to outstanding options and warrants to purchase WE JAC common stock;

         WHEREAS, the Company will fulfill its assumed obligation under the grant of WE JAC stock options to Optionee by issuing shares of common stock of Precision Auto Care, Inc. on a one-for-one basis; and

         WHEREAS, this Agreement memorializes the Company's assumption of WE JAC's obligation to issue capital stock pursuant to outstanding options held by Optionee to purchase common stock.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants, agreements, representations and warranties of the parties contained herein, the parties hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, subject to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of shares of common stock ($.01 par value) of the Company (the "Stock") at the purchase price of $10.00 per share, such option to be exercised as hereinafter provided.

         2. Terms and Conditions. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The option shall expire ten years after the date hereof.

                  (b) Exercise of Option. Subject to the other terms of this Agreement regarding the exercisability of this option, this option may be exercised in accordance with the following:

                                              This Option Shall Be
                                          Exercisable With Respect to
                                            the Following Cumulative
     On or After this Date                      Number of Shares

            4/16/97                                  2,000

            11/6/97                                  5,000


Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which the option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule 1 hereto.

                  (c) Payment of Purchase Price Upon Exercise. Payment or provision for payment shall be made as follows:

                                  (i)       Optionee shall deliver to the
                                            Company at the address set forth in
                                            paragraph 7 United States currency
                                            in an amount equal to the aggregate
                                            purchase price of the shares of
                                            Stock as to which such exercise
                                            relates; or

                                 (ii) Optionee shall tender to the Company shares of common stock already owned by Optionee that, together with any cash tendered therewith, have an aggregate fair market value as of the date the notice set forth in paragraph 7 is received by the Company) equal to the aggregate purchase price of the shares of Stock as to which such exercise relates; or

                                (iii)       Optionee shall deliver to the
                                            Company an exercise notice together
                                            with irrevocable instructions to a
                                            broker to deliver promptly to the
                                            Company the amount of sale or loan
                                            proceeds necessary to pay the
                                            aggregate purchase
                                            price of the shares of Stock as to
                                            which such exercise relates and to
                                            sell the shares of Stock to be
                                            issued upon exercise of the option
                                            and deliver the cash proceeds, less
                                            commissions and brokerage fees to
                                            Optionee or to deliver the remaining
                                            shares of Stock to the option
                                            holder.

                  Notwithstanding the foregoing provisions, the Company may, in processing any purported exercise of all or any portion of the option, refuse to recognize the method of exercise selected by the option holder (other than the method of exercise set forth in subparagraph 2 (c) (i) if the Company determines, in its sole discretion, that such method of exercise would have an adverse tax, accounting or other effect on the Company or if, in the opinion of counsel to the Company, such method would not be in full compliance with all applicable laws and regulations, including, but not limited to, subjecting the holder to liability under Section 16 of the Securities Exchange Act of 1934, as amended, if applicable.

                  (d) Abandonment. Optionee at any time may elect in writing to abandon an option in respect of all or part of the number of shares of Stock as to which the option shall not have been exercised.

                  (e) Exercise upon Death or Termination of Employment.

                           (i)      In the event of the death of the Optionee
while a non-employee director of the Company or within three months after Optionee ceases to be a non-employee director because of permanent disability or retirement, this option may be exercised, to the extent that Optionee was entitled to do so at the date he ceases to be a non-employee director, by the person or persons to whom the Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, within two years after the date of Optionee's death, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (ii) If Optionee shall cease to be a non-employee
director of the Company because of permanent disability or retirement, Optionee may exercise the option to the extent that he is entitled to do so at the date he ceases to be a non-employee director, at any time, or from time to time, within three months of the date he ceases to be a non-employee director, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (iii) If Optionee ceases to be a non-employee
director for any reason other than death, permanent disability or retirement as aforesaid, all right to exercise this option shall terminate at the date Optionee ceases to be a non-employee director.

                  (f) Nontransferability. This option shall not be transferable other than by will or by the laws of descent and distribution. During the life-time of Optionee, this option shall be exercisable only by him.

                  (g) Adjustments. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase common stock at a price substantially below fair market value, or of any similar change affecting the common stock, then in any such event the number and kind of shares subject to this option and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Company's Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

                  (h) No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

                  (i) No Right to Continue as a Director. This option shall not confer upon Optionee any right with respect to continuance as a director on the Company's Board of Directors, nor shall it interfere in any way with the right of the Board of Directors to remove him at any time or of the Company's stockholders to deny him reelection.

                  (j) Compliance with Law and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which-the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

         3. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto in respect of the matters set forth herein, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

         4. Amendment and Waiver. This Agreement may be amended, modified, supplemented or changed in whole or in part only by a written agreement making express reference to this Agreement that is executed by all parties hereto. Any of the terms and conditions of this Agreement may be waived in whole or in part, but only by a written agreement making express reference to this Agreement and executed by the party against whom the waiver is asserted. The failure of any party hereto to insist upon strict performance of or compliance with the provisions of this Agreement shall not constitute a waiver of any right of any such party hereunder or prohibit or limit the right of such party to insist upon strict performance or compliance at any other time.

         5. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and upon each of their respective heirs, executors, administrators, successors and permitted assigns.

         6. Nonassignment. This Agreement may not be assigned, nor any obligations delegated, in whole or in part, without the express prior written consent of the parties hereto, with such consent in all cases to be conditioned upon assignee's agreement to be bound by the terms and conditions of this Agreement.

         7. Notices. Any notice, request, instruction or other document or communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to be given upon (i) delivery in person, (ii) five
(5) days after being deposited in the mail, first class postage prepaid, for mailing by certified or registered mail, (iii) one day after being deposited with an overnight courier, charges prepaid for next day delivery, or (iv) when transmitted by facsimile, upon receipt of a facsimile confirmation by the intended recipient, with a copy simultaneously sent as provided in clauses (ii) or (iii), in every case addressed as follows (or at such other address or addresses as may be specified from time to time pursuant to a notice sent in accordance with this section):

         If to Optionee, delivered or marked to:

                           Edward Bannourah
                           Bannourah Corporation
                           6535 Palisades Drive
                           Centreville, Virginia  22020

         If to the Company, delivered or marked to:

                           Precision Auto Care, Inc.
                           748 Miller Drive, S.E.
                           Leesburg, Virginia 20175
                           Attn: Chief Financial Officer

                           with a copy delivered to:

                           John B. Frisch, Esquire
                           Miles & Stockbridge P.C.
                           10 Light Street
                           Baltimore, Maryland 21202
                           FAX Number:  (410) 385-3700

         8. Section Headings. The Section headings contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement or any of their terms and conditions.

         9. Further Assurances. The parties agree to execute, make, acknowledge and deliver such instruments, agreements and other documents as may reasonably be required to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         10. Construction. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and the singular shall include the plural. With respect to each and every term and condition in this Agreement and all agreements and instruments subject to the terms hereof, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto

         11. Counterparts. This Agreement may be signed in any number of duplicate originals with the same effect as if the signature to each original were on the same instrument.

         12. Severability. If any of the terms or provisions of this Agreement are deemed invalid or unenforceable, the remaining terms and conditions shall continue in full force and effect as if the invalid or unenforceable terms or condition were not a part thereof.

         13. Governing Law. This Agreement shall be governed as to all matters including validity, construction and performance by and under the laws of the State of Virginia without reference to its conflicts of law rules or principles. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Virginia, and, by execution and delivery of this Agreement, each of the parties hereto accepts the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby connection with this Agreement.

         IN WITNESS WHEREOF, Optionee and the Company have executed under seal this Stock Option Agreement as of the date first above written.

                                            OPTIONEE


                                            /s/ Edward Bannourah
                                            --------------------
                                            Edward Bannourah



                                            PRECISION AUTO CARE, INC.


                                            By: /s/ John F. Ripley
                                                ------------------
                                                John F. Ripley
                                                President

                                 EXERCISE NOTICE
                                 ---------------

         The undersigned, being a party to that certain Stock Option Agreement dated as of ________________ __, 1998 by and among Precision Auto Care, Inc. (tile "Company") and the undersigned, hereby exercises the Option referred to therein and elects to purchase shares of Stock from the Company, pursuant to the terms of the Stock Option Agreement. Please schedule a closing for the purchase and sale of the shares of such Stock in accordance with the terms of the Stock Option Agreement.


                                            ----------------------------------
                                            Edward Bannourah

                                            Date:_____________________________

                 SCHEDULE 1 -- NOTATIONS AS TO PARTIAL EXERCISE


================================================================================================================================
                                 Number of                Balance of
        Date of                  Purchased                 Shares on                Authorized                 Notation
       Exercise                   Shares                    Option                   Signature                   Date
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

                                                                  EXHIBIT 4
                                                                  ---------

                            PRECISION AUTO CARE, INC.
                                OPTION AGREEMENT

         This Agreement dated the 25th day of February, 1998, between Precision Auto Care, Inc., a Virginia corporation (the "Company") and Lynn E. Caruthers, a resident of the State of (the "Optionee").

         WHEREAS, Optionee is a non-employee director serving on the Board of Directors of the Company;

         WHEREAS, attracting and retaining qualified individuals to serve as non-employee directors is vital to the continued success of the Company, and to that end and to bind the interests of Optionee to the interests of the Company, this Agreement offers Optionee an attractive opportunity to acquire a proprietary interest in the Company;

         WHEREAS, on February 19, 1997, the Board of Directors of WE JAC Corporation ("WE JAC") granted Optionee the right to purchase 10,000 shares of WE JAC;

         WHEREAS, pursuant to Section 22.1 of Article XXII of the Plan of Reorganization and Agreement for Share Exchange Offers by and among the Company, WE JAC, Lube Ventures, Inc., Rocky Mountain Ventures, Inc., Prema Properties, Ltd., Miracle Industries, Inc., Miracle Partners, Inc. Rocky Mountain Ventures II, Inc., Ralston Car Wash, Ltd., and The Karl Byrer Group, Inc., dated as of August 27, 1997 (the "Share Exchange Agreement") , the Company succeeded to and assumed all obligations and liabilities of WE JAC to issue capital stock pursuant to outstanding options and warrants to purchase WE JAC common stock;

         WHEREAS, the Company will fulfill its assumed obligation under the grant of WE JAC stock options to Optionee by issuing shares of common stock of Precision Auto Care, Inc. on a one-for-one basis; and

         WHEREAS, this Agreement memorializes the Company's assumption of WE JAC's obligation to issue capital stock pursuant to outstanding options held by Optionee to purchase common stock.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants, agreements, representations and warranties of the parties contained herein, the parties hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, subject to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of shares of common stock ($.01 par value) of the Company (the "Stock") at the purchase price of $10.00 per share, such option to be exercised as hereinafter provided.

         2. Terms and Conditions. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The option shall expire ten years after the date hereof.

                  (b) Exercise of Option. Subject to the other terms of this Agreement regarding the exercisability of this option, this option may be exercised in accordance with the following:

                                              This Option Shall Be
                                           Exercisable With Respect to
                                            the Following Cumulative
         On or After this Date                  Number of Shares

                2/19/97                               5,000
                11/6/97                               5,000

Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which the option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule 1 hereto.

                  (c) Payment of Purchase Price Upon Exercise. Payment or provision for payment shall be made as follows:

                          (i)       Optionee shall deliver to the
                                    Company at the address set forth in
                                    paragraph 7 United States currency
                                    in an amount equal to the aggregate
                                    purchase price of the shares of
                                    Stock as to which such exercise
                                    relates; or

                         (ii) Optionee shall tender to the Company shares of common stock already owned by Optionee that, together with any cash tendered therewith, have an aggregate fair market value as of the date the notice set forth in paragraph 7 is received by the Company) equal to the aggregate purchase price of the shares of Stock as to which such exercise relates; or

                        (iii)       Optionee shall deliver to the
                                    Company an exercise notice together
                                    with irrevocable instructions to a
                                    broker to deliver promptly to the
                                    Company the amount of sale or loan
                                    proceeds necessary to pay the aggregate
                                    purchase
                                    price of the shares of Stock as to which such exercise relates and to sell the shares of Stock to be issued upon exercise of the option and deliver the cash proceeds, less commissions and brokerage fees to Optionee or to deliver the remaining shares of Stock to the option holder.

                  Notwithstanding the foregoing provisions, the Company may, in processing any purported exercise of all or any portion of the option, refuse to recognize the method of exercise selected by the option holder (other than the method of exercise set forth in subparagraph 2 (c) (i) if the Company determines, in its sole discretion, that such method of exercise would have an adverse tax, accounting or other effect on the Company or if, in the opinion of counsel to the Company, such method would not be in full compliance with all applicable laws and regulations, including, but not limited to, subjecting the holder to liability under Section 16 of the Securities Exchange Act of 1934, as amended, if applicable.

                  (d) Abandonment. Optionee at any time may elect in writing to abandon an option in respect of all or part of the number of shares of Stock as to which the option shall not have been exercised.

                  (e) Exercise upon Death or Termination of Employment.

                           (i) In the event of the death of the Optionee
while a non-employee director of the Company or within three months after Optionee ceases to be a non-employee director because of permanent disability or retirement, this option may be exercised, to the extent that Optionee was entitled to do so at the date he ceases to be a non-employee director, by the person or persons to whom the Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, within two years after the date of Optionee's death, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (ii) If Optionee shall cease to be a non-employee
director of the Company because of permanent disability or retirement, Optionee may exercise the option to the extent that he is entitled to do so at the date he ceases to be a non-employee director, at any time, or from time to time, within three months of the date he ceases to be a non-employee director, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (iii) If Optionee ceases to be a non-employee
director for any reason other than death, permanent disability or retirement as aforesaid, all right to exercise this option shall terminate at the date Optionee ceases to be a non-employee director.

                  (f) Nontransferability. This option shall not be transferable other than by will or by the laws of descent and distribution. During the life-time of Optionee, this option shall be exercisable only by him.

                  (g) Adjustments. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase common stock at a price substantially below fair market value, or of any similar change affecting the common stock, then in any such event the number and kind of shares subject to this option and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Company's Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

                  (h) No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

                  (i) No Right to Continue as a Director. This option shall not confer upon Optionee any right with respect to continuance as a director on the Company's Board of Directors, nor shall it interfere in any way with the right of the Board of Directors to remove him at any time or of the Company's stockholders to deny him reelection.

                  (j) Compliance with Law and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which-the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

         3. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto in respect of the matters set forth herein, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

         4. Amendment and Waiver. This Agreement may be amended, modified, supplemented or changed in whole or in part only by a written agreement making express reference to this Agreement that is executed by all parties hereto. Any of the terms and conditions of this Agreement may be waived in whole or in part, but only by a written agreement making express reference to this Agreement and executed by the party against whom the waiver is asserted. The failure of any party hereto to insist upon strict performance of or compliance with the provisions of this Agreement shall not constitute a waiver of any right of any such party hereunder or prohibit or limit the right of such party to insist upon strict performance or compliance at any other time.

         5. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and upon each of their respective heirs, executors, administrators, successors and permitted assigns.

         6. Nonassignment. This Agreement may not be assigned, nor any obligations delegated, in whole or in part, without the express prior written consent of the parties hereto, with such consent in all cases to be conditioned upon assignee's agreement to be bound by the terms and conditions of this Agreement.

         7. Notices. Any notice, request, instruction or other document or communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to be given upon (i) delivery in person, (ii) five
(5) days after being deposited in the mail, first class postage prepaid, for mailing by certified or registered mail, (iii) one day after being deposited with an overnight courier, charges prepaid for next day delivery, or (iv) when transmitted by facsimile, upon receipt of a facsimile confirmation by the intended recipient, with a copy simultaneously sent as provided in clauses (ii) or (iii), in every case addressed as follows (or at such other address or addresses as may be specified from time to time pursuant to a notice sent in accordance with this section):

         If to Optionee, delivered or marked to:

                           Lynn E. Caruthers
                           Caruthers Properties, Ltd.
                           333 South Glebe Road #225
                           Arlington, Virginia  22204

         If to the Company, delivered or marked to:

                           Precision Auto Care, Inc.
                           748 Miller Drive, S.E.
                           Leesburg, Virginia 20175
                           Attn: Chief Financial Officer

                           with a copy delivered to:

                           John B. Frisch, Esquire
                           Miles & Stockbridge P.C.
                           10 Light Street
                           Baltimore, Maryland 21202
                           FAX Number:  (410) 385-3700

         8. Section Headings. The Section headings contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement or any of their terms and conditions.

         9. Further Assurances. The parties agree to execute, make, acknowledge and deliver such instruments, agreements and other documents as may reasonably be required to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         10. Construction. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and the singular shall include the plural. With respect to each and every term and condition in this Agreement and all agreements and instruments subject to the terms hereof, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto

         11. Counterparts. This Agreement may be signed in any number of duplicate originals with the same effect as if the signature to each original were on the same instrument.

         12. Severability. If any of the terms or provisions of this Agreement are deemed invalid or unenforceable, the remaining terms and conditions shall continue in full force and effect as if the invalid or unenforceable terms or condition were not a part thereof.

         13. Governing Law. This Agreement shall be governed as to all matters including validity, construction and performance by and under the laws of the State of Virginia without reference to its conflicts of law rules or principles. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Virginia, and, by execution and delivery of this Agreement, each of the parties hereto accepts the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby connection with this Agreement.

         IN WITNESS WHEREOF, Optionee and the Company have executed under seal this Stock Option Agreement as of the date first above written.

                                            OPTIONEE

                                            /s/ Lynn E. Caruthers
                                            -------------------------
                                                Lynn E. Caruthers

                                            PRECISION AUTO CARE, INC.

                                            By: /s/ John F. Ripley
                                            -------------------------
                                                John F. Ripley
                                                President

                                 EXERCISE NOTICE
                                 ---------------

         The undersigned, being a party to that certain Stock Option Agreement dated as of ________________ __, 1998 by and among Precision Auto Care, Inc. (tile "Company") and the undersigned, hereby exercises the Option referred to therein and elects to purchase shares of Stock from the Company, pursuant to the terms of the Stock Option Agreement. Please schedule a closing for the purchase and sale of the shares of such Stock in accordance with the terms of the Stock Option Agreement.

                                            ______________________________
                                            Lynn E. Caruthers

                                            Date:_________________________

                 SCHEDULE 1 -- NOTATIONS AS TO PARTIAL EXERCISE

================================================================================
               Number of       Balance of
 Date of       Purchased       Shares on       Authorized        Notation
Exercise        Shares           Option         Signature          Date
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                                      EXHIBIT 4
                                                                      ---------
                            PRECISION AUTO CARE, INC.
                                OPTION AGREEMENT


         This Agreement dated the 25th day of February, 1998, between Precision Auto Care, Inc., a Virginia corporation (the "Company") and J. Robert Corish, a resident of the State of (the "Optionee").

         WHEREAS, Optionee is a non-employee director serving on the Board of Directors of the Company;

         WHEREAS, attracting and retaining qualified individuals to serve as non-employee directors is vital to the continued success of the Company, and to that end and to bind the interests of Optionee to the interests of the Company, this Agreement offers Optionee an attractive opportunity to acquire a proprietary interest in the Company;

         WHEREAS, on February 19, 1997, the Board of Directors of WE JAC Corporation ("WE JAC") granted Optionee the right to purchase 10,000 shares of WE JAC;

         WHEREAS, pursuant to Section 22.1 of Article XXII of the Plan of Reorganization and Agreement for Share Exchange Offers by and among the Company, WE JAC, Lube Ventures, Inc., Rocky Mountain Ventures, Inc., Prema Properties, Ltd., Miracle Industries, Inc., Miracle Partners, Inc. Rocky Mountain Ventures II, Inc., Ralston Car Wash, Ltd., and The Karl Byrer Group, Inc., dated as of August 27, 1997 (the "Share Exchange Agreement") , the Company succeeded to and assumed all obligations and liabilities of WE JAC to issue capital stock pursuant to outstanding options and warrants to purchase WE JAC common stock;

         WHEREAS, the Company will fulfill its assumed obligation under the grant of WE JAC stock options to Optionee by issuing shares of common stock of Precision Auto Care, Inc. on a one-for-one basis; and

         WHEREAS, this Agreement memorializes the Company's assumption of WE JAC's obligation to issue capital stock pursuant to outstanding options held by Optionee to purchase common stock.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants, agreements, representations and warranties of the parties contained herein, the parties hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, subject to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of shares of common stock ($.01 par value) of the Company (the "Stock") at the purchase price of $10.00 per share, such option to be exercised as hereinafter provided.

         2. Terms and Conditions. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The option shall expire ten years after the date hereof.

                  (b) Exercise of Option. Subject to the other terms of this Agreement regarding the exercisability of this option, this option may be exercised in accordance with the following:

                                                 This Option Shall Be
                                             Exercisable With Respect to
                                               the Following Cumulative
     On or After this Date                         Number of Shares

            2/19/97                                     5,000

            11/6/97                                     5,000


Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which the option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule 1 hereto.

                  (c) Payment of Purchase Price Upon Exercise. Payment or provision for payment shall be made as follows:

                                  (i)       Optionee shall deliver to the
                                            Company at the address set forth in
                                            paragraph 7 United States currency
                                            in an amount equal to the aggregate
                                            purchase price of the shares of
                                            Stock as to which such exercise
                                            relates; or

                                 (ii) Optionee shall tender to the Company shares of common stock already owned by Optionee that, together with any cash tendered therewith, have an aggregate fair market value as of the date the notice set forth in paragraph 7 is received by the Company) equal to the aggregate purchase price of the shares of Stock as to which such exercise relates; or

                                (iii)       Optionee shall deliver to the
                                            Company an exercise notice together
                                            with irrevocable instructions to a
                                            broker to deliver promptly to the
                                            Company the amount of sale or loan
                                            proceeds necessary to pay the
                                            aggregate purchase
                                            price of the shares of Stock as to
                                            which such exercise relates and to
                                            sell the shares of Stock to be
                                            issued upon exercise of the option
                                            and deliver the cash proceeds, less
                                            commissions and brokerage fees to
                                            Optionee or to deliver the remaining
                                            shares of Stock to the option
                                            holder.

                  Notwithstanding the foregoing provisions, the Company may, in processing any purported exercise of all or any portion of the option, refuse to recognize the method of exercise selected by the option holder (other than the method of exercise set forth in subparagraph 2 (c) (i) if the Company determines, in its sole discretion, that such method of exercise would have an adverse tax, accounting or other effect on the Company or if, in the opinion of counsel to the Company, such method would not be in full compliance with all applicable laws and regulations, including, but not limited to, subjecting the holder to liability under Section 16 of the Securities Exchange Act of 1934, as amended, if applicable.

                  (d) Abandonment. Optionee at any time may elect in writing to abandon an option in respect of all or part of the number of shares of Stock as to which the option shall not have been exercised.

                  (e) Exercise upon Death or Termination of Employment.

                           (i)  In the event of the death of the Optionee while
a non-employee director of the Company or within three months after Optionee ceases to be a non-employee director because of permanent disability or retirement, this option may be exercised, to the extent that Optionee was entitled to do so at the date he ceases to be a non-employee director, by the person or persons to whom the Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, within two years after the date of Optionee's death, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (ii) If Optionee shall cease to be a non-employee
director of the Company because of permanent disability or retirement, Optionee may exercise the option to the extent that he is entitled to do so at the date he ceases to be a non-employee director, at any time, or from time to time, within three months of the date he ceases to be a non-employee director, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (iii) If Optionee ceases to be a non-employee
director for any reason other than death, permanent disability or retirement as aforesaid, all right to exercise this option shall terminate at the date Optionee ceases to be a non-employee director.

                  (f) Nontransferability. This option shall not be transferable other than by will or by the laws of descent and distribution. During the life-time of Optionee, this option shall be exercisable only by him.

                  (g) Adjustments. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase common stock at a price substantially below fair market value, or of any similar change affecting the common stock, then in any such event the number and kind of shares subject to this option and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Company's Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

                  (h) No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

                  (i) No Right to Continue as a Director. This option shall not confer upon Optionee any right with respect to continuance as a director on the Company's Board of Directors, nor shall it interfere in any way with the right of the Board of Directors to remove him at any time or of the Company's stockholders to deny him reelection.

                  (j) Compliance with Law and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which-the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

         3. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto in respect of the matters set forth herein, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

         4. Amendment and Waiver. This Agreement may be amended, modified, supplemented or changed in whole or in part only by a written agreement making express reference to this Agreement that is executed by all parties hereto. Any of the terms and conditions of this Agreement may be waived in whole or in part, but only by a written agreement making express reference to this Agreement and executed by the party against whom the waiver is asserted. The failure of any party hereto to insist upon strict performance of or compliance with the provisions of this Agreement shall not constitute a waiver of any right of any such party hereunder or prohibit or limit the right of such party to insist upon strict performance or compliance at any other time.

         5. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and upon each of their respective heirs, executors, administrators, successors and permitted assigns.

         6. Nonassignment. This Agreement may not be assigned, nor any obligations delegated, in whole or in part, without the express prior written consent of the parties hereto, with such consent in all cases to be conditioned upon assignee's agreement to be bound by the terms and conditions of this Agreement.

         7. Notices. Any notice, request, instruction or other document or communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to be given upon (i) delivery in person, (ii) five
(5) days after being deposited in the mail, first class postage prepaid, for mailing by certified or registered mail, (iii) one day after being deposited with an overnight courier, charges prepaid for next day delivery, or (iv) when transmitted by facsimile, upon receipt of a facsimile confirmation by the intended recipient, with a copy simultaneously sent as provided in clauses (ii) or (iii), in every case addressed as follows (or at such other address or addresses as may be specified from time to time pursuant to a notice sent in accordance with this section):

         If to Optionee, delivered or marked to:

                           J. Robert Corish
                           3821 North Dickerson Street
                           Arlington, Virginia  22207

         If to the Company, delivered or marked to:

                           Precision Auto Care, Inc.
                           748 Miller Drive, S.E.
                           Leesburg, Virginia 20175
                           Attn: Chief Financial Officer

                           with a copy delivered to:

                           John B. Frisch, Esquire
                           Miles & Stockbridge P.C.
                           10 Light Street
                           Baltimore, Maryland 21202
                           FAX Number:  (410) 385-3700

         8. Section Headings. The Section headings contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement or any of their terms and conditions.

         9. Further Assurances. The parties agree to execute, make, acknowledge and deliver such instruments, agreements and other documents as may reasonably be required to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         10. Construction. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and the singular shall include the plural. With respect to each and every term and condition in this Agreement and all agreements and instruments subject to the terms hereof, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto

         11. Counterparts. This Agreement may be signed in any number of duplicate originals with the same effect as if the signature to each original were on the same instrument.

         12. Severability. If any of the terms or provisions of this Agreement are deemed invalid or unenforceable, the remaining terms and conditions shall continue in full force and effect as if the invalid or unenforceable terms or condition were not a part thereof.

         13. Governing Law. This Agreement shall be governed as to all matters including validity, construction and performance by and under the laws of the State of Virginia without reference to its conflicts of law rules or principles. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Virginia, and, by execution and delivery of this Agreement, each of the parties hereto accepts the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby connection with this Agreement.

         IN WITNESS WHEREOF, Optionee and the Company have executed under seal this Stock Option Agreement as of the date first above written.

                                            OPTIONEE


                                            /s/ J. Robert Corish
                                            --------------------
                                            J. Robert Corish



                                            PRECISION AUTO CARE, INC.


                                            By: /s/ John F. Ripley
                                                ------------------
                                                John F. Ripley
                                                President

                                 EXERCISE NOTICE
                                 ---------------

         The undersigned, being a party to that certain Stock Option Agreement dated as of ________________ __, 1998 by and among Precision Auto Care, Inc. (tile "Company") and the undersigned, hereby exercises the Option referred to therein and elects to purchase shares of Stock from the Company, pursuant to the terms of the Stock Option Agreement. Please schedule a closing for the purchase and sale of the shares of such Stock in accordance with the terms of the Stock Option Agreement.


                                            ----------------------------------
                                            J. Robert Corish

                                            Date:_____________________________

                 SCHEDULE 1 -- NOTATIONS AS TO PARTIAL EXERCISE


================================================================================================================================
                                 Number of                Balance of
        Date of                  Purchased                 Shares on                Authorized                 Notation
       Exercise                   Shares                    Option                   Signature                   Date
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

                                                                    Exhibit 4
                                                                    ---------

                            PRECISION AUTO CARE, INC.
                                OPTION AGREEMENT


         This Agreement dated the 25th day of February, 1998, between Precision Auto Care, Inc., a Virginia corporation (the "Company") and Bassam N. Ibrahim, a resident of the State of (the "Optionee").

         WHEREAS, Optionee is a non-employee director serving on the Board of Directors of the Company;

         WHEREAS, attracting and retaining qualified individuals to serve as non-employee directors is vital to the continued success of the Company, and to that end and to bind the interests of Optionee to the interests of the Company, this Agreement offers Optionee an attractive opportunity to acquire a proprietary interest in the Company;

         WHEREAS, on February 19, 1997, the Board of Directors of WE JAC Corporation ("WE JAC") granted Optionee the right to purchase 10,000 shares of WE JAC;

         WHEREAS, pursuant to Section 22.1 of Article XXII of the Plan of Reorganization and Agreement for Share Exchange Offers by and among the Company, WE JAC, Lube Ventures, Inc., Rocky Mountain Ventures, Inc., Prema Properties, Ltd., Miracle Industries, Inc., Miracle Partners, Inc. Rocky Mountain Ventures II, Inc., Ralston Car Wash, Ltd., and The Karl Byrer Group, Inc., dated as of August 27, 1997 (the "Share Exchange Agreement") , the Company succeeded to and assumed all obligations and liabilities of WE JAC to issue capital stock pursuant to outstanding options and warrants to purchase WE JAC common stock;

         WHEREAS, the Company will fulfill its assumed obligation under the grant of WE JAC stock options to Optionee by issuing shares of common stock of Precision Auto Care, Inc. on a one-for-one basis; and

         WHEREAS, this Agreement memorializes the Company's assumption of WE JAC's obligation to issue capital stock pursuant to outstanding options held by Optionee to purchase common stock.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants, agreements, representations and warranties of the parties contained herein, the parties hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, subject to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of shares of common stock ($.01 par value) of the Company (the "Stock") at the purchase price of $10.00 per share, such option to be exercised as hereinafter provided.

         2. Terms and Conditions. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The option shall expire ten years after the date hereof.

                  (b) Exercise of Option. Subject to the other terms of this Agreement regarding the exercisability of this option, this option may be exercised in accordance with the following:

                                             This Option Shall Be
                                         Exercisable With Respect to
                                           the Following Cumulative
     On or After this Date                     Number of Shares

            2/19/97                                 5,000

            11/6/97                                 5,000


Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which the option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule 1 hereto.

                  (c) Payment of Purchase Price Upon Exercise. Payment or provision for payment shall be made as follows:

                                  (i)       Optionee shall deliver to the
                                            Company at the address set forth in
                                            paragraph 7 United States currency
                                            in an amount equal to the aggregate
                                            purchase price of the shares of
                                            Stock as to which such exercise
                                            relates; or

                                 (ii) Optionee shall tender to the Company shares of common stock already owned by Optionee that, together with any cash tendered therewith, have an aggregate fair market value as of the date the notice set forth in paragraph 7 is received by the Company) equal to the aggregate purchase price of the shares of Stock as to which such exercise relates; or

                                (iii)       Optionee shall deliver to the
                                            Company an exercise notice together
                                            with irrevocable instructions to a
                                            broker to deliver promptly to the
                                            Company the amount of sale or loan
                                            proceeds necessary to pay the
                                            aggregate purchase
                                            price of the shares of Stock as to
                                            which such exercise relates and to
                                            sell the shares of Stock to be
                                            issued upon exercise of the option
                                            and deliver the cash proceeds, less
                                            commissions and brokerage fees to
                                            Optionee or to deliver the remaining
                                            shares of Stock to the option
                                            holder.

                  Notwithstanding the foregoing provisions, the Company may, in processing any purported exercise of all or any portion of the option, refuse to recognize the method of exercise selected by the option holder (other than the method of exercise set forth in subparagraph 2 (c) (i) if the Company determines, in its sole discretion, that such method of exercise would have an adverse tax, accounting or other effect on the Company or if, in the opinion of counsel to the Company, such method would not be in full compliance with all applicable laws and regulations, including, but not limited to, subjecting the holder to liability under Section 16 of the Securities Exchange Act of 1934, as amended, if applicable.

                  (d) Abandonment. Optionee at any time may elect in writing to abandon an option in respect of all or part of the number of shares of Stock as to which the option shall not have been exercised.

                  (e) Exercise upon Death or Termination of Employment.

                           (i)  In the event of the death of the Optionee while
a non-employee director of the Company or within three months after Optionee ceases to be a non-employee director because of permanent disability or retirement, this option may be exercised, to the extent that Optionee was entitled to do so at the date he ceases to be a non-employee director, by the person or persons to whom the Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, within two years after the date of Optionee's death, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (ii) If Optionee shall cease to be a non-employee
director of the Company because of permanent disability or retirement, Optionee may exercise the option to the extent that he is entitled to do so at the date he ceases to be a non-employee director, at any time, or from time to time, within three months of the date he ceases to be a non-employee director, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (iii) If Optionee ceases to be a non-employee
director for any reason other than death, permanent disability or retirement as aforesaid, all right to exercise this option shall terminate at the date Optionee ceases to be a non-employee director.

                  (f) Nontransferability. This option shall not be transferable other than by will or by the laws of descent and distribution. During the life-time of Optionee, this option shall be exercisable only by him.

                  (g) Adjustments. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase common stock at a price substantially below fair market value, or of any similar change affecting the common stock, then in any such event the number and kind of shares subject to this option and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Company's Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

                  (h) No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

                  (i) No Right to Continue as a Director. This option shall not confer upon Optionee any right with respect to continuance as a director on the Company's Board of Directors, nor shall it interfere in any way with the right of the Board of Directors to remove him at any time or of the Company's stockholders to deny him reelection.

                  (j) Compliance with Law and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which-the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

         3. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto in respect of the matters set forth herein, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

         4. Amendment and Waiver. This Agreement may be amended, modified, supplemented or changed in whole or in part only by a written agreement making express reference to this Agreement that is executed by all parties hereto. Any of the terms and conditions of this Agreement may be waived in whole or in part, but only by a written agreement making express reference to this Agreement and executed by the party against whom the waiver is asserted. The failure of any party hereto to insist upon strict performance of or compliance with the provisions of this Agreement shall not constitute a waiver of any right of any such party hereunder or prohibit or limit the right of such party to insist upon strict performance or compliance at any other time.

         5. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and upon each of their respective heirs, executors, administrators, successors and permitted assigns.

         6. Nonassignment. This Agreement may not be assigned, nor any obligations delegated, in whole or in part, without the express prior written consent of the parties hereto, with such consent in all cases to be conditioned upon assignee's agreement to be bound by the terms and conditions of this Agreement.

         7. Notices. Any notice, request, instruction or other document or communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to be given upon (i) delivery in person, (ii) five
(5) days after being deposited in the mail, first class postage prepaid, for mailing by certified or registered mail, (iii) one day after being deposited with an overnight courier, charges prepaid for next day delivery, or (iv) when transmitted by facsimile, upon receipt of a facsimile confirmation by the intended recipient, with a copy simultaneously sent as provided in clauses (ii) or (iii), in every case addressed as follows (or at such other address or addresses as may be specified from time to time pursuant to a notice sent in accordance with this section):

         If to Optionee, delivered or marked to:

                           Bassam N. Ibrahim
                           Burns, Doane, Swecker & Mathis
                           P. O. Box 1404
                           Alexandria, Virginia  22313-1404

         If to the Company, delivered or marked to:

                           Precision Auto Care, Inc.
                           748 Miller Drive, S.E.
                           Leesburg, Virginia 20175
                           Attn: Chief Financial Officer

                           with a copy delivered to:

                           John B. Frisch, Esquire
                           Miles & Stockbridge P.C.
                           10 Light Street
                           Baltimore, Maryland 21202
                           FAX Number:  (410) 385-3700

         8. Section Headings. The Section headings contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement or any of their terms and conditions.

         9. Further Assurances. The parties agree to execute, make, acknowledge and deliver such instruments, agreements and other documents as may reasonably be required to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         10. Construction. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and the singular shall include the plural. With respect to each and every term and condition in this Agreement and all agreements and instruments subject to the terms hereof, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto

         11. Counterparts. This Agreement may be signed in any number of duplicate originals with the same effect as if the signature to each original were on the same instrument.

         12. Severability. If any of the terms or provisions of this Agreement are deemed invalid or unenforceable, the remaining terms and conditions shall continue in full force and effect as if the invalid or unenforceable terms or condition were not a part thereof.

         13. Governing Law. This Agreement shall be governed as to all matters including validity, construction and performance by and under the laws of the State of Virginia without reference to its conflicts of law rules or principles. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Virginia, and, by execution and delivery of this Agreement, each of the parties hereto accepts the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby connection with this Agreement.

         IN WITNESS WHEREOF, Optionee and the Company have executed under seal this Stock Option Agreement as of the date first above written.

                                            OPTIONEE


                                            /s/ Bassam N. Ibrahim
                                            ---------------------
                                            Bassam N. Ibrahim



                                            PRECISION AUTO CARE, INC.


                                            By: /s/ John F. Ripley
                                                ------------------
                                                John F. Ripley
                                                President

                                 EXERCISE NOTICE
                                 ---------------

         The undersigned, being a party to that certain Stock Option Agreement dated as of ________________ __, 1998 by and among Precision Auto Care, Inc. (tile "Company") and the undersigned, hereby exercises the Option referred to therein and elects to purchase shares of Stock from the Company, pursuant to the terms of the Stock Option Agreement. Please schedule a closing for the purchase and sale of the shares of such Stock in accordance with the terms of the Stock Option Agreement.


                                            ----------------------------------
                                            Bassam N. Ibrahim

                                            Date:_____________________________

                 SCHEDULE 1 -- NOTATIONS AS TO PARTIAL EXERCISE


================================================================================================================================
                                 Number of                Balance of
        Date of                  Purchased                 Shares on                Authorized                 Notation
       Exercise                   Shares                    Option                   Signature                   Date
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

                                                                       Exhibit 4
                                                                       ---------

                            PRECISION AUTO CARE, INC.
                                OPTION AGREEMENT

         This Agreement dated the 25th day of February, 1998, between Precision Auto Care, Inc., a Virginia corporation (the "Company") and Woodley A. Allen, a resident of the State of (the "Optionee").

         WHEREAS, Optionee is a non-employee director serving on the Board of Directors of the Company;

         WHEREAS, attracting and retaining qualified individuals to serve as non-employee directors is vital to the continued success of the Company, and to that end and to bind the interests of Optionee to the interests of the Company, this Agreement offers Optionee an attractive opportunity to acquire a proprietary interest in the Company;

         WHEREAS, on February 19, 1997, the Board of Directors of WE JAC Corporation ("WE JAC") granted Optionee the right to purchase 10,000 shares of WE JAC;

         WHEREAS, pursuant to Section 22.1 of Article XXII of the Plan of Reorganization and Agreement for Share Exchange Offers by and among the Company, WE JAC, Lube Ventures, Inc., Rocky Mountain Ventures, Inc., Prema Properties, Ltd., Miracle Industries, Inc., Miracle Partners, Inc. Rocky Mountain Ventures II, Inc., Ralston Car Wash, Ltd., and The Karl Byrer Group, Inc., dated as of August 27, 1997 (the "Share Exchange Agreement") , the Company succeeded to and assumed all obligations and liabilities of WE JAC to issue capital stock pursuant to outstanding options and warrants to purchase WE JAC common stock;

         WHEREAS, the Company will fulfill its assumed obligation under the grant of WE JAC stock options to Optionee by issuing shares of common stock of Precision Auto Care, Inc. on a one-for-one basis; and

         WHEREAS, this Agreement memorializes the Company's assumption of WE JAC's obligation to issue capital stock pursuant to outstanding options held by Optionee to purchase common stock.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants, agreements, representations and warranties of the parties contained herein, the parties hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, subject to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of shares of common stock ($.01 par value) of the Company (the "Stock") at the purchase price of $10.00 per share, such option to be exercised as hereinafter provided.

         2. Terms and Conditions. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The option shall expire ten years after the date hereof.

                  (b) Exercise of Option. Subject to the other terms of this Agreement regarding the exercisability of this option, this option may be exercised in accordance with the following:

                                                This Option Shall Be
                                             Exercisable With Respect to
                                              the Following Cumulative
   On or After this Date                          Number of Shares

          2/19/97                                       5,000

          11/6/97                                       5,000

Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which the option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule 1 hereto.

                  (c) Payment of Purchase Price Upon Exercise. Payment or provision for payment shall be made as follows:

                                  (i)       Optionee shall deliver to the
                                            Company at the address set forth in
                                            paragraph 7 United States currency
                                            in an amount equal to the aggregate
                                            purchase price of the shares of
                                            Stock as to which such exercise
                                            relates; or

                                 (ii) Optionee shall tender to the Company shares of common stock already owned by Optionee that, together with any cash tendered therewith, have an aggregate fair market value as of the date the notice set forth in paragraph 7 is received by the Company) equal to the aggregate purchase price of the shares of Stock as to which such exercise relates; or

                                (iii)       Optionee shall deliver to the
                                            Company an exercise notice together
                                            with irrevocable instructions to a
                                            broker to deliver promptly to the
                                            Company the amount of sale or loan
                                            proceeds necessary to pay the
                                            aggregate purchase
                                            price of the shares of Stock as to
                                            which such exercise relates and to
                                            sell the shares of Stock to be
                                            issued upon exercise of the option
                                            and deliver the cash proceeds, less
                                            commissions and brokerage fees to
                                            Optionee or to deliver the remaining
                                            shares of Stock to the option
                                            holder.

                  Notwithstanding the foregoing provisions, the Company may, in processing any purported exercise of all or any portion of the option, refuse to recognize the method of exercise selected by the option holder (other than the method of exercise set forth in subparagraph 2 (c) (i) if the Company determines, in its sole discretion, that such method of exercise would have an adverse tax, accounting or other effect on the Company or if, in the opinion of counsel to the Company, such method would not be in full compliance with all applicable laws and regulations, including, but not limited to, subjecting the holder to liability under Section 16 of the Securities Exchange Act of 1934, as amended, if applicable.

                  (d) Abandonment. Optionee at any time may elect in writing to abandon an option in respect of all or part of the number of shares of Stock as to which the option shall not have been exercised.

                  (e) Exercise upon Death or Termination of Employment.

                           (i)  In the event of the death of the Optionee while
a non-employee director of the Company or within three months after Optionee ceases to be a non-employee director because of permanent disability or retirement, this option may be exercised, to the extent that Optionee was entitled to do so at the date he ceases to be a non-employee director, by the person or persons to whom the Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, within two years after the date of Optionee's death, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (ii) If Optionee shall cease to be a non-employee
director of the Company because of permanent disability or retirement, Optionee may exercise the option to the extent that he is entitled to do so at the date he ceases to be a non-employee director, at any time, or from time to time, within three months of the date he ceases to be a non-employee director, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2.

                           (iii) If Optionee ceases to be a non-employee
director for any reason other than death, permanent disability or retirement as aforesaid, all right to exercise this option shall terminate at the date Optionee ceases to be a non-employee director.

                  (f) Nontransferability. This option shall not be transferable other than by will or by the laws of descent and distribution. During the life-time of Optionee, this option shall be exercisable only by him.

                  (g) Adjustments. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase common stock at a price substantially below fair market value, or of any similar change affecting the common stock, then in any such event the number and kind of shares subject to this option and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Company's Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

                  (h) No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

                  (i) No Right to Continue as a Director. This option shall not confer upon Optionee any right with respect to continuance as a director on the Company's Board of Directors, nor shall it interfere in any way with the right of the Board of Directors to remove him at any time or of the Company's stockholders to deny him reelection.

                  (j) Compliance with Law and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which-the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

         3. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto in respect of the matters set forth herein, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

         4. Amendment and Waiver. This Agreement may be amended, modified, supplemented or changed in whole or in part only by a written agreement making express reference to this Agreement that is executed by all parties hereto. Any of the terms and conditions of this Agreement may be waived in whole or in part, but only by a written agreement making express reference to this Agreement and executed by the party against whom the waiver is asserted. The failure of any party hereto to insist upon strict performance of or compliance with the provisions of this Agreement shall not constitute a waiver of any right of any such party hereunder or prohibit or limit the right of such party to insist upon strict performance or compliance at any other time.

         5. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and upon each of their respective heirs, executors, administrators, successors and permitted assigns.

         6. Nonassignment. This Agreement may not be assigned, nor any obligations delegated, in whole or in part, without the express prior written consent of the parties hereto, with such consent in all cases to be conditioned upon assignee's agreement to be bound by the terms and conditions of this Agreement.

         7. Notices. Any notice, request, instruction or other document or communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to be given upon (i) delivery in person, (ii) five
(5) days after being deposited in the mail, first class postage prepaid, for mailing by certified or registered mail, (iii) one day after being deposited with an overnight courier, charges prepaid for next day delivery, or (iv) when transmitted by facsimile, upon receipt of a facsimile confirmation by the intended recipient, with a copy simultaneously sent as provided in clauses (ii) or (iii), in every case addressed as follows (or at such other address or addresses as may be specified from time to time pursuant to a notice sent in accordance with this section):

         If to Optionee, delivered or marked to:

                           Woodley A. Allen
                           2831 Rifle Ridge Road
                           Oakton, Virginia  22124

         If to the Company, delivered or marked to:

                           Precision Auto Care, Inc.
                           748 Miller Drive, S.E.
                           Leesburg, Virginia 20175
                           Attn: Chief Financial Officer

                           with a copy delivered to:

                           John B. Frisch, Esquire
                           Miles & Stockbridge P.C.
                           10 Light Street
                           Baltimore, Maryland 21202
                           FAX Number:  (410) 385-3700

         8. Section Headings. The Section headings contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement or any of their terms and conditions.

         9. Further Assurances. The parties agree to execute, make, acknowledge and deliver such instruments, agreements and other documents as may reasonably be required to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         10. Construction. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and the singular shall include the plural. With respect to each and every term and condition in this Agreement and all agreements and instruments subject to the terms hereof, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto

         11. Counterparts. This Agreement may be signed in any number of duplicate originals with the same effect as if the signature to each original were on the same instrument.

         12. Severability. If any of the terms or provisions of this Agreement are deemed invalid or unenforceable, the remaining terms and conditions shall continue in full force and effect as if the invalid or unenforceable terms or condition were not a part thereof.

         13. Governing Law. This Agreement shall be governed as to all matters including validity, construction and performance by and under the laws of the State of Virginia without reference to its conflicts of law rules or principles. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Virginia, and, by execution and delivery of this Agreement, each of the parties hereto accepts the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby connection with this Agreement.

         IN WITNESS WHEREOF, Optionee and the Company have executed under seal this Stock Option Agreement as of the date first above written.

                                            OPTIONEE

                                            /s/ Woodley A. Allen
                                            --------------------
                                            Woodley A. Allen

                                            PRECISION AUTO CARE, INC.

                                            By: /s/ John F. Ripley
                                                ------------------
                                                John F. Ripley
                                                President

                                EXERCISE NOTICE
                                ---------------

         The undersigned, being a party to that certain Stock Option Agreement dated as of ________________ __, 1998 by and among Precision Auto Care, Inc. (tile "Company") and the undersigned, hereby exercises the Option referred to therein and elects to purchase shares of Stock from the Company, pursuant to the terms of the Stock Option Agreement. Please schedule a closing for the purchase and sale of the shares of such Stock in accordance with the terms of the Stock Option Agreement.

                                            ----------------------------------
                                            Woodley A. Allen

                                            Date:_____________________________

                 SCHEDULE 1 -- NOTATIONS AS TO PARTIAL EXERCISE



================================================================================================================================
                                 Number of                Balance of
        Date of                  Purchased                 Shares on                Authorized                 Notation
       Exercise                   Shares                    Option                   Signature                   Date
================================================================================================================================

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